SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 7, 2006


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           CALIFORNIA                   000-50323             32-0061893
  ----------------------------        -------------     ----------------------
  (State or other jurisdiction        (File Number)        (I.R.S. Employer
       of incorporation)                                identification number)


                  49 West 10th Street, Tracy, California 95376
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c))

                               Page 1 of 6 Pages

Item 8.01.        Other Events.
                  -------------

Effective as of July 7, 2006, Registrant's Board of Directors approved the organization of Charter Services Group, Inc., a California corporation ("Charter"), as a wholly-owned subsidiary of the Registrant. Charter will provide consulting services primarily related to start-up (de novo) bank formations. Five of the Registrant's incumbent directors, Dean F. Andal, John O. Brooks, Eugene C. Gini, Bryan R. Hyzdu and Anthony F. Souza, will serve as directors of Charter. Charter's management will consist of John O. Brooks, Chairman, Bryan R. Hyzdu, President and Chief Executive Officer, Robert E. Bloch, Chief Financial Officer and Daisy C. Plovnick, Vice President. Charter will conduct its operations from its headquarters office to be located at 1901 Kettleman Lane, Suite 100, Lodi, California

The foregoing is qualified by reference to the Press Release attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  a.       Financial Statements
                           --------------------

                           None.

                  b.       Pro Forma Financial Information
                           -------------------------------

                           None.

                  c.       Exhibits
                           --------

                           (99.1)  Press Release dated July 7, 2006.

                               Page 2 of 6 Pages

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 7, 2006

Service 1st Bancorp


By: /s/ JOHN O. BROOKS
    ------------------------------------
    Chairman and Chief Executive Officer

                               Page 3 of 6 Pages

                                  EXHIBIT INDEX



                                                                  Sequential
Exhibit Number                Description                         Page Number
--------------                -----------                         -----------

     99.1           Press Release dated July 7, 2006                  5-6


                               Page 4 of 6 Pages